UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2017

BRT REALTY TRUST

(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our annual meeting of shareholders held on March 14, 2017, proposals 1,2A, 2B, 2C, 2D,2E, 2F, 3, 4 and 6 presented to shareholders were approved and with respect to proposal 5, shareholders selected three years as the frequency of future shareholder “say-on-pay” votes. The proposals are described in detail in our proxy statement/prospectus dated January 17, 2017. Set forth below is a summary of the proposals and the voting results with respect thereto.

Proposal 1

To approve and adopt an amendment to BRT Realty Trust’s (“Old BRT’s”) Third Amended and Restated Declaration of Trust, which clarifies that Old BRT may convert its form and jurisdiction of organization:

For	Against	Abstain	Broker Non-Votes
10,876,754	449,502	1,493	1,696,835

Proposal 2A

To approve the conversion of Old BRT from a business trust organized under the laws of the Commonwealth of Massachusetts to a corporation named BRT Apartments Corp. (‘‘New BRT’’) incorporated under the laws of the state of Maryland (the ‘‘Conversion’’), in accordance with and pursuant to the terms of the Plan of Conversion dated December 8, 2016 (the ‘‘Conversion Plan’’):

For	Against	Abstain	Broker Non-Votes
10,334,823	991,433	1,493	1,696,835

Proposal 2B

To approve the provisions of the articles of incorporation of New BRT to be in effect immediately following the Conversion (the ‘‘New BRT Charter’’) restricting the ownership and transfer of New BRT’s capital stock, as more fully described in the proxy statement/prospectus:

For	Against	Abstain	Broker Non-Votes
10,766,156	560,181	1,412	1,696,835

Proposal 2C

To approve a provision of the New BRT Charter providing that directors may be removed only for cause and only by the vote of at least two-thirds of all votes entitled to be cast generally in the election of directors:

For	Against	Abstain	Broker Non-Votes
10,015,786	1,306,851	5,112	1,696,835

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Proposal 2D

To approve a provision of the bylaws of New BRT to be in effect immediately following the Conversion (the ‘‘New BRT Bylaws’’) providing for the election of New BRT directors in uncontested elections by a majority of the votes cast:

For	Against	Abstain	Broker Non-Votes
11,273,366	23,535	30,849	1,696,835

Proposal 2E

To approve a provision of the New BRT Bylaws providing that action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting if unanimous consent to such action is given by all shareholders entitled to vote on such matter:

For	Against	Abstain	Broker Non-Votes
10,322,361	947,980	57,409	1,696,835

Proposal 2F

To approve a provision of the New BRT Bylaws providing that the threshold required for New BRT shareholders to call a special meeting of shareholders is a majority of all votes entitled to be cast at such meeting:

For	Against	Abstain	Broker Non-Votes
10,086,173	1,216,288	25,288	1,696,835

Proposal 3

To elect the trustees named below for a three year term:

	For	Against	Abstain	Broker Non-Votes
Fredric H. Gould	11,262,263	61,192	4,294	1,696,835
Gary Hurand	10,835,961	483,894	7,894	1,696,835
Elie Weiss	11,257,294	62,522	7,933	1,696,835

Proposal 4

To approve, by non-binding vote, executive compensation of Old BRT for the fiscal year ended September 30, 2016:

For	Against	Abstain	Broker Non-Votes
10,920,283	113,196	294,270	1,696,835

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Proposal 5

To approve, by non-binding vote, the frequency of future non-binding votes on executive compensation:

One Year	Two Years	Three Years	Abstain	Broker Non Votes
2,532,614	21,377	8,430,781	342,977	1,696,835

Proposal 6

To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending September 30, 2017:

For	Against	Abstain
12,960,270	8,214	56,100

In light of the results with respect to Proposal 5, we have determined that the next shareholder advisory vote on executive compensation will be held in connection with the 2020 Annual Meeting of Shareholders.

Section 8-Other Events

Item 8.01. Other Events

We currently anticipate that the Conversion will be completed on  March 18, 2017, at 12:01 a.m., eastern time.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

Date: March 15, 2017	By:	/s/ David W. Kalish
David W. Kalish
Senior Vice President – Finance

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